UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): December 21, 2009

NEW DRAGON ASIA CORP.
(Exact name of registrant as specified in charter)

Florida	001-15046	88-0404114
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Suite 2808,International Chamber of Commerce Tower
Fuhua Three Road, Shenzhen, PRC 518048

(Address Of Principal Executive Offices) (Zip Code)

011 86 755 8831 2115
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 21, 2009, New Dragon Asia Corp. (the “Company”) engaged Jimmy C.H. Cheung & Co. (“Jimmy Cheung & Co.”) to serve as its independent auditor, effective December 21, 2009.  The decision to engage Jimmy Cheung & Co. as the Company’s principal independent accountant was approved by the Audit Committee of the Company on December 21, 2009.  During the two fiscal years of the Company ended December 25, 2007 and 2008, and through the date of Jimmy Cheung & Co.’s engagement, the Company did not consult Jimmy Cheung & Co. regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW DRAGON ASIA CORP.

By:	/s/ Ling Wang
Name:	Ling Wang
Title:	Chief Financial Officer

Dated: December 21, 2009